-------------------------------------------------------------------------------

                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.

                          SCHEDULE 14A INFORMATION


        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-12

                            EL PASO CORPORATION
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in its Charter)

-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:


-------------------------------------------------------------------------------

[EL PASO LOGO]

                                                               D. DWIGHT SCOTT
                                                  Executive Vice President and
                                                       Chief Financial Officer
------------------------------------------------------------------------------
                                                             J.P. MORGAN CHASE
                                                    NORTH AMERICAN NATURAL GAS
                                                    PIPELINES FIXED INCOME AND
                                                  EQUITY INVESTMENT CONFERENCE
                                                                  May 22, 2003

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
-----------------------------------------------------------------[EL PASO LOGO]

THIS PRESENTATION INCLUDES FORWARD-LOOKING STATEMENTS AND PROJECTIONS, MADE IN RELIANCE ON THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE COMPANY HAS MADE EVERY REASONABLE EFFORT TO ENSURE THAT THE INFORMATION AND ASSUMPTIONS ON WHICH THESE STATEMENTS AND PROJECTIONS ARE BASED ARE CURRENT, REASONABLE, AND COMPLETE. HOWEVER, A VARIETY OF FACTORS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE PROJECTIONS, ANTICIPATED RESULTS OR OTHER EXPECTATIONS EXPRESSED IN THIS PRESENTATION, INCLUDING, WITHOUT LIMITATION, THE SUCCESSFUL IMPLEMENTATION OF THE 2003 BUSINESS PLAN; THE SUCCESSFUL IMPLEMENTATION OF THE SETTLEMENT RELATED TO THE WESTERN ENERGY CRISIS; ACTIONS BY CREDIT RATING AGENCIES; OUR ABILITY TO ATTRACT AND RETAIN QUALIFIED MEMBERS OF THE BOARD OF DIRECTORS AND SENIOR MANAGEMENT; OUR ABILITY TO DIVEST OF CERTAIN NON-CORE ASSETS; MATERIAL AND ADVERSE IMPACTS FROM OUR PROXY CONTEST WITH SELIM ZILKHA/OSCAR WYATT; CHANGES IN COMMODITY PRICES FOR OIL, NATURAL GAS, AND POWER; GENERAL ECONOMIC AND WEATHER CONDITIONS IN GEOGRAPHIC REGIONS OR MARKETS SERVED BY EL PASO CORPORATION AND ITS AFFILIATES, OR WHERE OPERATIONS OF THE COMPANY AND ITS AFFILIATES ARE LOCATED; THE UNCERTAINTIES ASSOCIATED WITH GOVERNMENTAL REGULATION; COMPETITION; AND OTHER FACTORS DESCRIBED IN THE COMPANY'S (AND ITS AFFILIATES') SECURITIES AND EXCHANGE COMMISSION FILINGS. WHILE THE COMPANY MAKES THESE STATEMENTS AND PROJECTIONS IN GOOD FAITH, NEITHER THE COMPANY NOR ITS MANAGEMENT CAN GUARANTEE THAT ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. REFERENCE MUST BE MADE TO THOSE FILINGS FOR ADDITIONAL IMPORTANT FACTORS THAT MAY AFFECT ACTUAL RESULTS. THE COMPANY ASSUMES NO OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS MADE HEREIN OR ANY OTHER FORWARD-LOOKING STATEMENTS MADE BY THE COMPANY, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, OR OTHERWISE.

ADDITIONAL IMPORTANT INFORMATION
-----------------------------------------------------------------[EL PASO LOGO]

ON MAY 12, 2003, EL PASO CORPORATION BEGAN THE PROCESS OF MAILING ITS DEFINITIVE PROXY STATEMENT, TOGETHER WITH A WHITE PROXY CARD. SHAREHOLDERS ARE STRONGLY ADVISED TO READ EL PASO'S PROXY STATEMENT AS IT CONTAINS IMPORTANT INFORMATION.

SHAREHOLDERS MAY OBTAIN AN ADDITIONAL COPY OF EL PASO'S DEFINITIVE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED BY EL PASO WITH THE SECURITIES AND EXCHANGE COMMISSION FOR FREE AT THE INTERNET WEB SITE MAINTAINED BY THE SECURITIES AND EXCHANGE COMMISSION AT WWW.SEC.GOV. COPIES OF THE DEFINITIVE PROXY STATEMENT ARE AVAILABLE FOR FREE AT EL PASO'S INTERNET WEB SITE AT WWW.ELPASO.COM OR BY WRITING TO EL PASO CORPORATION, INVESTOR RELATIONS, P.O. BOX 2511, HOUSTON, TX 77252. IN ADDITION, COPIES OF EL PASO'S PROXY MATERIALS MAY BE REQUESTED BY CONTACTING EL PASO'S PROXY SOLICITOR, MACKENZIE PARTNERS, INC. AT (800) 322-2885 TOLL-FREE OR BY EMAIL AT PROXY@MACKENZIEPARTNERS.COM.

INFORMATION REGARDING THE NAMES, AFFILIATION AND INTERESTS OF INDIVIDUALS WHO MAY BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES OF EL PASO'S SHAREHOLDERS IS CONTAINED IN EL PASO'S DEFINITIVE PROXY STATEMENT.

RECONCILIATION OF EBIT AND EBITDA
TO GAAP OPERATING INCOME
------------------------------------------------------------------[EL PASO LOGO]
                                                              FIRST QUARTER 2003


                          PIPELINE                       FIELD          MERCHANT        CORPORATE      CONSOLIDATED
                           GROUP       PRODUCTION       SERVICES         ENERGY         AND OTHER          TOTAL
---------------------------------------------------------------------------------------------------------------------

GAAP operating
  income                     $ 384          $ 235          $  --          $(514)          $ (44)       $  61
Equity and other
  income                        45              9             27           (242)            (24)        (185)
                             -----          -----          -----          -----           -----        ------
Reported EBIT                  429            244             27           (756)            (68)        (124)
Non-recurring items
                                --             12              1            663              22          698
                             -----          -----          -----          ------          ------       ------
  PRO FORMA EBIT             $ 429          $ 256          $  28          $ (93)          $ (46)       $ 574
DD&A                            95            205             10             29              22          361
                             -----          -----          -----           -----          ------       ------
  PRO FORMA EBITDA
                             $ 524          $ 461          $  38          $ (64)          $ (24)       $ 935
                             =====          =====          =====           =====           =====        =====



RECONCILIATION OF EBIT AND EBITDA
TO GAAP OPERATING INC
-----------------------------------------------------------------[EL PASO LOGO]
                                                             FIRST QUARTER 2002

                          PIPELINE                        FIELD        MERCHANT       CORPORATE    CONSOLIDATED
                           GROUP       PRODUCTION       SERVICES        ENERGY        AND OTHER       TOTAL
------------------------------------------------------------------------------------------------------------------

GAAP operating
  income                     $   357        $   175        $    38        $    455     $   (13)        $ 1,012
Equity and other
  income                          42              1             13            (362)          7            (299)
                             -------        -------        -------        ---------      ------        -------
Reported EBIT                    399            176             51              93          (6)            713
Non-recurring items               --             33             --             342          --             375
                              ------        -------        -------        --------      -------        -------
  PRO FORMA EBIT             $   399        $   209        $    51        $    435      $   (6)       $  1,088
DD&A                              91            207             19              34          14             365
                             -------        -------        -------        --------      -------        -------
  PRO FORMA EBITDA           $   490        $   416        $    70        $    469     $     8        $  1,453
                             =======        =======        =======         =======      =======        =======




RECONCILIATION OF EBIT AND EBITDA
TO GAAP OPERATING INCOME
-----------------------------------------------------------------[EL PASO LOGO]
                                                            FOURTH QUARTER 2002

                          PIPELINE                       FIELD        MERCHANT       CORPORATE    CONSOLIDATED
                           GROUP        PRODUCTION       SERVICES       ENERGY        AND OTHER       TOTAL
------------------------------------------------------------------------------------------------------------------

GAAP operating
  income                     $  (103)       $   170        $   177        $(1,525)     $  (238)    $(1,519)
Equity and other
  income                        (103)             2             16            (95)         (33)        213)
                              -------        -------       -------        -------      -------     --------
Reported EBIT                   (206)           172            193         (1,620)        (271)     (1,732)
Non-recurring items              561              6           (166)           972          169       1,542
                              ------        -------        -------        --------     -------     --------
  PRO FORMA EBIT             $   355        $   178        $    27        $  (648)     $  (102)    $  (190)
DD&A                              94            192             11             30           21         348
                             -------        -------        -------        --------     -------     --------
  PRO FORMA EBITDA           $   449        $   370        $     38       $  (618)     $   (81)    $   158
                             =======        =======        ========       ========     ========    ========


PROGRESS AND
NEW INITIATIVES

-----------------------------------------------------------------[EL PASO LOGO]

PROGRESS AGAINST 2003 OPERATIONAL
AND FINANCIAL PLAN
-----------------------------------------------------------------[EL PASO LOGO]

o $2.3 billion (67%) of $3.4 billion asset sales program announced or completed

o    Significant improvement in liquidity

o    Simplification of balance sheet

o    Proposed Western energy settlement

o    Extension of $3 billion bank facility

o    $1.9 billion of financings

o    Sale of European natural gas trading book

NEXT STEPS

-----------------------------------------------------------------[EL PASO LOGO]

o The Board of Directors has formed a long-range planning committee to ensure that El Paso maximizes all opportunities inherent in its core businesses

o Undertaking top-to-bottom analysis to achieve substantial further cost reductions and design most cost-efficient structure possible for our businesses

o Targeting at least $250 MM of additional pre-tax cost savings and business efficiencies beyond $150 MM previously announced by the end of 2004

     - Expected from corporate expense reductions and budgeted cost savings and revenue enhancements at business unit level

LONG RANGE PLANNING PROCESS

-----------------------------------------------------------------[EL PASO LOGO]

o    Initial review of appropriate leverage capability of core assets

     - Self-sustaining leverage to allow for maintenance and growth capital

     -    Investment grade ratio comparison

o    Evaluating options to achieve additional debt reduction

o    Process will streamline and optimize core businesses

     -    Reduce costs

     -    Minimize capital

     -    Generate free cash flow

      WE WILL PROVIDE DETAILED UPDATE TO THE INVESTMENT COMMUNITY UPON
                         COMPLETION OF THIS PROCESS

BUSINESS UNIT UPDATE

-----------------------------------------------------------------[EL PASO LOGO]

PIPELINE GROUP
-----------------------------------------------------------------[EL PASO LOGO]


o    Continuing improvement in capacity values

     -    Return to normal or slightly colder-than-normal winter weather

     -    Record low storage inventories at the end of 1st quarter

     - Recognition by LDCs and state utility commissions of increased value of long-term capacity

o    Excellent expansion inventory

     -    Southern Natural Gas

     -    Tennessee Gas Pipeline

     -    ANR Pipeline

     -    Colorado Interstate Gas

PRODUCTION COMPANY

----------------------------------------------------------------[EL PASO LOGO]


o Significant property sales since early 2002 have reduced production volumes

o    Current production forecast of 525 Bcfe for full year 2003

o    New discoveries to come online by year end total almost 400 MMcfe/d

     - 225 MMcfe/d net from 5 deep shelf, 3 South Texas and 1 North Louisiana discoveries

     -    64 MMcfe/d net from 5 Western Canada discoveries

     - 100 MMcfe/d net expected from development wells on these discoveries

o Continue to focus on core areas, lengthening R/P ratio, reducing capital demand

FIELD SERVICES
----------------------------------------------------------------[EL PASO LOGO]


o    Growth through GulfTerra Energy Partners (formerly El Paso Energy
     Partners)

o GulfTerra has underway $900 MM of deepwater trend and platform infrastructure projects

     - These projects bring new strategic supplies to El Paso's pipelines in the Gulf of Mexico

o    Contribution from GulfTerra to Field Services doubled in 1Q vs. 2002

MERCHANT ENERGY GROUP
----------------------------------------------------------------[EL PASO LOGO]

o    Making good progress on liquidation of trading book

     -    Managing for cash, not earnings

o    Power assets performing as expected

o Petroleum assets reported strong results in the 1st quarter due to improved refining margins

FIRST QUARTER RESULTS

----------------------------------------------------------------[EL PASO LOGO]

1ST QUARTER SUMMARY
----------------------------------------------------------------[EL PASO LOGO]
                                                         $ MILLIONS, EXCEPT EPS

                                                                          QUARTER ENDED
                                                                          -------------
                                                 MARCH 31, 2003          DECEMBER 31, 2002   MARCH 31, 2002
                                                 --------------          -----------------   --------------

Reported diluted earnings per share               $      (.66)           $   (2.92)          $      .72
Non-recurring items                                       .90                 2.23                  .21
                                                  ------------           -----------         -----------
  Pro forma diluted earnings per share            $       .24           $     (.69)                  .93
                                                  ============           ===========         ============
Funds from operations                             $       585            $     446           $     739
Working capital and other                         $      (674)           $ ( 1,169)          $    (653)
                                                  ------------           -----------         ------------
  Cash provided (used)
   from operations                                $       (89)           $    (723)          $     86
                                                  ============           ===========         ===========



CORE BUSINESS
POSTED STRONG RESULTS
----------------------------------------------------------------[EL PASO LOGO]
                                                                   $ MILLIONS

                                                                    QUARTER ENDED
                                                                    -------------
                                      MARCH 31, 2003              DECEMBER 31, 2002             MARCH 31, 2002
------------------------------------------------------------------------------------------------------------------

Pipelines                           $       429                    $       355                 $     399
Production                                  256                            178                       209
Field Services                               28                             27                        51
                                    -----------------------       ----------------------       -------------------
  PRO FORMA EBIT                    $       713                    $       560                 $     659
                                   ========================       =====================       ===================
Pipelines                           $       524                    $       449                 $     490
Production                                  461                            370                       416
Field Services                               38                             38                        70
                                    -----------------------        ---------------------       -------------------
  PRO FORMA EBITDA                  $     1,023                    $       857                 $     976
                                   ========================        =====================        ==================



1ST QUARTER CONSOLIDATED RESULTS
OPERATING CASH FLOW
-----------------------------------------------------------------[EL PASO LOGO]
                                                                     $ MILLIONS

                                                                     2003              2002
---------------------------------------------------------------------------------------------------

Net income (loss)                                                  $  (394)        $      383
Non-cash adjustments to net income                                     979                356
                                                               ----------------- ------------------
   Subtotal                                                            585                739
Working capital changes and other                                     (674)              (653)
                                                               ----------------- ------------------
   Cash flow from operating activities                                 (89)                86
   Cash flow from investing activities                                (477)              (346)
   Cash flow from financing activities                                 757                380
                                                               ----------------- ------------------
         CHANGE IN CASH                                            $   191         $      120
                                                               ================= ==================



1ST QUARTER WORKING CAPITAL USE
-----------------------------------------------------------------[EL PASO LOGO]
                                                                     $ MILLIONS

                                                                                                APPROXIMATE
CATEGORY                                        TARGET                  PROJECTED USE            ACTUAL USE
-----------------------------------------------------------------------------------------------------------

Trade book and Production hedges (gas          $40 for $.10/Mcf FN1    $     216               $     350
price exposure)

Stress demand                                  $    2,200 FN2                400                     275

Normal 1st quarter                                      -            $        50               $      50
                                                                       -----------------       ---------------


        TOTAL                                                        $       666               $     675
                                                                     ===================       ===============

---------

1  Movement of approximately $.54/Mcf for 12-month strip during the period.

2  $1.8 billion of working capital and other uses through December 31, 2002.

WORKING CAPITAL OUTLOOK FOR
APRIL-DECEMBER 2003
-----------------------------------------------------------------[EL PASO LOGO]

                     EXPECT WORKING CAPITAL RECOVERY OF
                     $1.2 BILLION FOR REMAINDER OF 2003

o    $500 MM from letters of credit backed by $3 billion facility

o    $225 MM roll off of production hedges

o $300 MM impact of higher prices on production, or return of margin on production hedges if prices fall

o    $(60) MM settlements from trading book

o    $200 MM related to petroleum asset sales

FINANCIAL REVIEW

-----------------------------------------------------------------[EL PASO LOGO]

LIQUIDITY UPDATE
-----------------------------------------------------------------[EL PASO LOGO]
                                                                    $ BILLIONS


                                             DECEMBER 31, 2002            MARCH 31, 2003           APRIL 30, 2003
-----------------------------------------------------------------------------------------------------------------
BALANCE SHEET CASH                            $    1.6                      $    1.8                    N/A
Available cash                                $    1.1                      $    1.5                $     1.9
Availability under $3 billion bank
facility                                           1.5                           1.5                      1.0
Available under $1 billion bank
facility                                            .5                           -                         .1
                                        ----------------------------- ------------------------ -----------------------
NET AVAILABLE LIQUIDITY                       $    3.1                      $    3.0                $     3.0
                                        ============================= ======================== =======================


Note:    $3 billion bank facility matures in June 2005 and $1 billion bank facility matures in   August 2003



PRO FORMA BALANCE SHEET
-----------------------------------------------------------------[EL PASO LOGO]
                                                                    $ BILLIONS

                                             FINANCING                MINORITY AND              GUARANTEES
                                           OBLIGATIONS AND             PREFERRED                  PER BANK
                                            NOTES PAYABLE            INTERESTS FN1                FACILITY       PRO FORMA

Balance at March 31, 2003                   $    20.7                $      2.2                $   1.80        $   24.7

ELECTRON AND GEMSTONE:
   Gemstone notes due 2004                        1.0                       -                      (1.0)             -
   Gemstone project debt                          0.1                       -                       -               0.1
   Electron project and
       restructuring debt                         1.6                       -                       -               1.6
   Intercompany eliminations                     (0.4)                     (0.4)                    -              (0.8)
   Linden sale                                   (0.6)                      -                       -              (0.6)

BANK FINANCING ACTIVITIES:
   Clydesdale refinancing                         0.8                      (0.8)                    -                -
   Operating leases                               0.6                       -                      (0.6)             -
   Coastal Securities Company, Ltd                0.1                      (0.1)                    -                -
                                            -------------            ------------              ------------    -----------
PRO FORMA BALANCE AT MARCH 31, 2003         $    23.9                $      0.9                $     0.2       $   25.0
                                            =============            ============              ============    ===========

1 FAS 150 may require reclassification of $625 MM of trust preferred securities to debt.


DEBT REDUCTION PLAN
-----------------------------------------------------------------[EL PASO LOGO]
                                                                    $ BILLIONS

Pro forma obligations senior to common at March 31, 2003
Less:                                                                  $   25.0
                                                                           (1.0)
   Cash in excess of $500 MM                                               (1.9)
   Remaining 2003 asset sales                                              (2.5)
   Other asset sales identified for debt reduction                         (1.3)
   Return of trading and hedge margin                                       (.6)
   Conversion of equity security units (mandatory August 2005)         ----------

 Target obligations senior to common                                   $   17.7


Less non-recourse obligations:
   Utility Contract Funding                                                       (.8)
   Mohawk River Funding                                                           (.1)
   Cedar Brakes I and II                                                          (.7)
   Other project debt                                                             (.3)
                                                                             -----------
Target recourse obligations senior to common                                 $   15.8
                                                                             ===========


SUMMARY
------------------------------------------------------------------[EL PASO LOGO]

o    El Paso's core businesses performing very well

o    Continued solid execution of operational and financial plan

o    Aggressively pursuing $400 MM cost reduction target

o Asset sales and working capital recovery will yield significant debt reduction

o Long range planning committee will deliver final part of restructuring process

     -    Deliver solid earnings power of core business

     -    Reduce debt to appropriate level

     - Generate free cash flow while investing prudently in core businesses

o    We WILL deliver shareholder value